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EXHIBIT 21

                           Subsidiaries of the Company

Subsidiary                                                                     Jurisdiction of Incorporation
----------                                                                     -----------------------------
EPT DownREIT, Inc.                                                                      Missouri
EPT DownREIT II, Inc.                                                                   Missouri
3 Theatres, Inc.                                                                        Missouri
Megaplex Holdings, Inc.                                                                 Missouri
Megaplex Nine, Inc.                                                                     Missouri
Cantera 30, Inc.                                                                        Delaware
Cantera 30 Theatre, L.P.                                                                Delaware
Megaplex Four, Inc.                                                                     Missouri
Westcol Holdings, LLC                                                                   Delaware
Westcol Theatre, LLC                                                                    Delaware
Westcol Center, LLC                                                                     Delaware
Westcol Corp                                                                            Delaware
Theatre Sub, Inc.                                                                       Missouri
30 West Pershing, LLC                                                                   Missouri
EPR Hialeah, Inc.                                                                       Missouri
Flik, Inc.                                                                              Delaware
Flik Depositor, Inc.                                                                    Delaware
Tampa Veterans 24, Inc.                                                                 Delaware
Tampa Veterans 24, L.P.                                                                 Delaware
EPT New Roc GP, Inc.                                                                    Delaware
EPT New Roc, LLC                                                                        Delaware
New Roc Associates, L.P.                                                                New York
EPR Canada, Inc.                                                                        Missouri
EPR North Trust                                                                         Delaware
Kanata Entertainment Holdings, Inc.                                                     New Brunswick
Oakville Entertainment Holdings, Inc.                                                   New Brunswick
Mississauga Entertainment Holdings, Inc.                                                New Brunswick
Whitby Entertainment Holdings, Inc.                                                     New Brunswick
EPT Melbourne, Inc.                                                                     Missouri
EPR TRS Holdings, Inc.                                                                  Missouri
EPR TRS I, Inc.                                                                         Missouri
EPR TRS II, Inc.                                                                        Missouri
EPT Kalamazoo, Inc.                                                                     Missouri
EPR Metropolis Trust                                                                    Delaware
Metropolis Entertainment Holdings, Inc.                                                 Delaware
EPT Crotched Mountain, Inc.                                                             Missouri
EPT Mad River, Inc.                                                                     Missouri
EPT Boise, Inc.                                                                         Delaware
EPT Deer Valley, Inc.                                                                   Delaware
EPT Hamilton, Inc.                                                                      Delaware
EPT Little Rock, Inc.                                                                   Delaware
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
EPT Pompano, Inc.                                                                       Delaware
EPT Raleigh Theatres, Inc.                                                              Delaware
Burbank Village, Inc.                                                                   Delaware
Burbank Village, L.P.                                                                   Delaware
EPT Pensacola, Inc.                                                                     Missouri
Exit 108 Entertainment, LLC                                                             Alabama
EPT Boynton Beach 16, Inc.                                                              Missouri
EPT Sarasota 20, Inc.                                                                   Missouri
EPT Kendall Empire 20, Inc.                                                             Missouri
EPT Waterparks, Inc.                                                                    Missouri
Westminster Promenade Owners Association                                                Colorado
EPT Davie, Inc.                                                                         Delaware
EPT Aliso Viejo, Inc.                                                                   Delaware
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